Exhibit 99.1

1 Nasdaq: HEPA CORPORATE PRESENTATION • 2019 Nasdaq: HEPA

2 Nasdaq: HEPA Forward - Looking Statements This presentation may contain forward - looking statements within the meaning of Section 27 A of the Securities Act of 1933 and Section 21 E of the Securities Exchange Act of 1934 . Such forward - looking statements are characterized by future or conditional verbs such as “may,” “will,” “expect,” “intend,” “anticipate,” believe,” “estimate” and “continue” or similar words . You should read statements that contain these words carefully because they discuss future expectations and plans, which contain projections of future results of operations or financial condition or state other forward - looking information . Such statements are only predictions and our actual results may differ materially from those anticipated in these forward - looking statements . We believe that it is important to communicate future expectations to investors . However, there may be events in the future that we are not able to accurately predict or control . Factors that may cause such differences include, but are not limited to, those discussed under Risk Factors in our periodic reports filed with the Securities and Exchange Commission, including the uncertainties associated with product development, the risk that products that appeared promising in early clinical trials do not demonstrate safety and efficacy in larger - scale clinical trials, the risk that we will not obtain approval to market our products, the risks associated with dependence upon key personnel and the need for additional financing . We do not assume any obligation to update forward - looking statements as circumstances change . This presentation does not constitute an offer or invitation for the sale or purchase of securities or to engage in any other transaction with Hepion Pharmaceuticals or its affiliates . The information in this presentation is not targeted at the residents of any particular country or jurisdiction and is not intended for distribution to, or use by, any person in any jurisdiction or country where such distribution or use would be contrary to local law or regulation .

3 Nasdaq: HEPA Snapshot A Liver Disease Company Committed to developing pleiotropic drug therapy for treatment of chronic liver diseases, including NASH (non - alcoholic steatohepatitis) and other liver diseases (HBV, HCV, HDV) “…Nearly 45% of all deaths in the developed world are attributed to some type of chronic fibroproliferative disease. Therefore, the demand for antifibrotic drugs that are both safe and effective is likely to be enormous...” – J Clin Invest. 2007 Mar;117(3):524 - 9. Common and unique mechanisms regulate fibrosis in various fibroproliferative diseases. Wynn TA https://www.ncbi.nlm.nih.gov/pmc/articles/PMC1804380/

4 Nasdaq: HEPA Corporate Overview Lead Asset CRV431 : Novel, high - potency, cyclophilin inhibitor that targets multiple stages of liver disease, including NASH • Anti - fibrotic, anti - viral, and anti - cancer properties (pleiotropic) • Strong preclinical proof of concept • Strong safety profile in preclinical and Phase 1 clinical studies • Orally active, once daily • Robust IP • Built upon 30 years' experience in this very specific field of chemistry • Core team that founded Aurinia Pharmaceuticals, and discovered and developed voclosporin (Phase 3), and other autoimmune indications ( Nasdaq:AUPH ) is same core team that has discovered and is developing CRV431

5 Nasdaq: HEPA Discovery Preclinical Phase 1 Phase 2 Phase 3 Development Phase “In our large combined tertiary center cohorts, patients with concomitant NASH and CHB (chronic hepatitis B) had more advanced fibrosis, and shorter time to development of liver - related outcomes of death, compared to patients with CHB alone. Among patients with advanced fibrosis, superimposed NASH predicted poorer clinical outcomes in our cohort” H.S.J. Choi et al., Hepatology, 68(1, suppl.), 2018 CRV431 • IND for HBV – Phase 1 Single Ascending Dose completed • IND for HBV – Multiple Ascending Dose in progress, Q3 - 2019 • IND for NASH – Approved, Q3 - 2019

CRV431 in NASH

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Cyclophilin Inhibitors Target Multiple Liver Disease Stages

INJURY/STEATOSIS
- Antiviral activity (HBV, HCV, HDV, HIV-1)
- Suppress cell death by inhibiting mitochondrial pore regulator, cyclophilin D

INFLAMMATION
- Suppress pro-inflammatory pathways mediated by extracellular cyclophilin A binding to CD147

FIBROSIS
- Reduce collagen production from hepatic stellate cells
- Reduce collagen hydroxylation and crosslinking

CIRRHOSIS/CANCER
- Block cancer cell adaptation to hypoxia
- Suppress metastasis-related gene expression
- Suppress cell proliferation
- Sensitize to cell death



NAFLD/ NASH
Alcohol
Viral Hepatitis (HBV/HCV/HDV)
Cell injury/death
Stellate cell activation
Collagen deposition (scarring)
Cellular transformation and metastasis
Inflammatory cell infiltration/activation

Nasdaq: HEPA

7 Nasdaq: HEPA Anti - Fibrotic Activity in NASH Models STAM Mouse Model (High fat diet + streptozotocin) 3 - 11 weeks oral CRV431 treatment 0.0 0.5 1.0 1.5 2.0 2.5 S i r i u s r e d - p o s i t i v e f i b r o s i s ( % o f s a m p l e d a r e a ) Vehicle ns p < 0.01 5 mg/ kg/day CRV431 20 mg/ kg/day CRV431 0 1 2 3 4 S i r i u s r e d - p o s i t i v e f i b r o s i s ( % o f s a m p l e d a r e a ) p = 0.03 Vehicle 50 mg/ kg/day CRV431 0 2 4 6 S i r i u s r e d - p o s i t i v e f i b r o s i s ( % o f s a m p l e d a r e a ) p = 0.01 Vehicle 50 mg/ kg/day CRV431 6 weeks treatment 46% reduction in fibrosis 3 weeks treatment 57% reduction in fibrosis 11 weeks treatment 37% reduction in fibrosis “Friedman” Mouse Model (Western diet + CCl 4 ) 6 weeks oral CRV431 treatment Normal Vehicle CRV431 OCA CRV431 0 2 4 6 8 10 S i r i u s R e d ( % o f a r e a ) Western Diet + CCl 4 P0.0001 50 mg/kg 10 mg/kg + OCA 6 weeks treatment: 82% reduction in fibrosis

8 Nasdaq: HEPA Anti - Fibrotic Activity in Liver Toxin Models Rat Thioacetamide Model 9 weeks treatment 48% reduction in fibrosis Carbon Tetrachloride Mouse Model 6 weeks treatment: 43% reduction in fibrosis Non-CCl 4 Vehicle CRV431 OCA CRV431 0 1 2 3 4 Fibrosis (% Sirius Red) S i r i u s r e d - p o s i t i v e f i b r o s i s ( % o f s a m p l e d a r e a ) P = 0.005 P = 0.008 P = 0.32 P = 0.05 P = 0.03 + OCA Carbon tetrachloride (CCl 4 ) 50 mg/kg 10 mg/kg Vehicle CRV431 0 5 10 15 Fibrosis (% Sirius Red) S i r i u s r e d ( % o f a r e a ) 40 mg/kg P=0.008 Vehicle CRV431 0 1 2 3 4 Fibrosis score F i b r o s i s h i s t o l o g i c s c o r e 40 mg/kg Cirrhotic 9 weeks thioacetamide 9 weeks vehicle or CRV431 6 weeks CCl 4 6 weeks vehicle, CRV431, or obeticholic acid (OCA) No cirrhotic livers in CRV431 treatment group

9 Nasdaq: HEPA Anti - Cancer Activity in Late - Stage NASH Model STAM Mouse Model (streptozotocin + high fat diet) 10 weeks oral CRV431 treatment 0 1 2 3 4 5 S i r i u s r e d - p o s i t i v e f i b r o s i s ( % o f s a m p l e d a r e a ) Vehicle 50 mg/ kg/day CRV431 p = 0.014 10 weeks treatment 44% reduction in fibrosis Vehicle CRV431 0 5 10 15 Number of Tumor Nodules N u m b e r o f n o d u l e s p e r l i v e r p = 0.05 Vehicle CRV431 0 1 2 3 4 5 6 7 Tumor Score (number x size) H C C n o d u l e s c o r e p = 0.02 Score 0 Score 7 Score 5 Score 2 52% reduction in tumor composite score 44% reduction in tumor number

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CRV431 on Human Precision Cut Liver Slices

CRV431 Decreases Inflammation and Fibrosis (UK Study Group)

Picrosirius Red Staining of Fibrotic Collagen


Percentage area stained (%)
12
11
10
9
8
7
6
Time 0
Control
Vehicle
ALK5i
CVR431 1
CVR431 5
OCA 10
ELF 20
+ TGFβ1 + PDGFββ
Time 0 (baseline)
Control (non-stimulated)
Vehicle
ALK5i (TBGβR inhibitor)
CVR431 1 μM
CVR431 5 μM
Obeticholic acid 10 μM
Elifibranor 20μM

- CRV431 5 μM completely prevented the Day 0-4 increase in fibrosis in similarity to TGFβ receptor inhibition (Alk5i)
- CRV431 was more efficacious than OCA and elafibranor

CONCLUSIONS

- TGFβ +PDGF stimulation increased inflammation and fibrosis markers, and TGFβ/PDGF receptor inhibition (Alk5i) blocked the effects
- CRV431 decreased all markers of inflammation and fibrosis:
  - GENE EXPRESSION – e.g. collagen, IL-6
  - SECRETED CYTOKINES AND EXTRACELLULAR MATRIX PROTEINS
  - FIBROTIC TISSUE COLLAGEN
- CRV431 had similar or better efficacy than OCA (FXR agonist) and elafibranor (PPAR agonist)

Nasdaq: HEPA

HEPION PHARMACEUTICALS

Anti-Fibrotic Mechanisms of Action

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CRV431 is proposed to decrease fibrosis by affecting two processes in hepatic stellate cells, the primary, collagen-producing cell type in hepatic fibrosis:

- decrease expression of fibrosis-related genes
- decrease cyclophilin B-dependent collagen synthesis and secretion

Representative Experiments on LX-2 Hepatic Stellate Cells

Fibrosis-related gene expression reduced by CRV431


Collagen-1 α1
Relative expression vs DMSO
0
2
4
6
8
DMSO
TGFβ+ DMSO
TGFβ+ 0.2 μM CRV431
TGFβ+ 1 μM CRV431
TGFβ+ 5 μM CRV431
TGFβ+ 1 μM OCA


LOX (crosslinking enzyme)
Relative expression vs DMSO
0.0
0.5
1.0
1.5
2.0
2.5
DMSO
TGFβ+ DMSO
TGFβ+ 0.2 μM CRV431
TGFβ+ 1 μM CRV431
TGFβ+ 5 μM CRV431
TGFβ+ 1 μM OCA

Procollagen secretion reduced by CRV431 or Cyp B knockdown


Procollagen
Procollagen ng/well (normalized)
0
10
20
30
40
Untreated
0.2 μM CRV431
1 μM CRV431
5 μM CRV431
Untreated
0.2 μM CRV431
1 μM CRV431
5 μM CRV431
+ 0.1 ng/ml TGFβ


Procollagen
Procollagen ng/well (normalized)
0
10
20
30
40
Control siRNA
Cyp A siRNA
Cyp B siRNA
Cyp C siRNA
Cyp D siRNA
Control siRNA
Cyp A siRNA
Cyp B siRNA
Cyp C siRNA
Cyp D siRNA
+ 0.1 ng/ml TGFβ

Nasdaq: HEPA

HEPION PHARMACEUTICALS

Summary of Nonclinical Anti-fibrotic Activities

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Species	Model	Location	Treatment Duration	Fibrosis Reduction (% Sirius Red)	Other CRV431 Effects
Mice	Friedman NASH model (CCl_4 + Western diet)	Scripps (USA)	6 weeks	82% ↓	Weight gain ↓
Mice	STAM NASH model (streptozotocin + HFD)	Stelic (Japan)	3 weeks	57% ↓	none
Mice	STAM NASH model (streptozotocin + HFD)	Scripps (USA)	6 weeks	46% ↓	none
Mice	STAM NASH model (streptozotocin + HFD)	Scripps (USA)	11 weeks	37% ↓	Weight gain ↓ NAS score ↓
Mice	STAM NASH model (streptozotocin + HFD)	Scripps (USA)	10 weeks (late disease)	44% ↓	Liver tumor number and size 52% ↓ Liver weight ↓
Mice	Carbon tetrachloride (CCl_4)	Scripps (USA)	6 weeks	44% ↓	none
Rats	Thioacetamide	Physiogenex (France)	9 weeks	48% ↓	Prevented progression to cirrhosis
Human	Precision cut liver slice (PCLS) cultures with TGFβ+PDGF-BB	FibroFind (UK)	4 days	100% ↓	RNA levels and secretion of inflammatory/fibrotic proteins ↓
Human	LX-2 hepatic stellate cell cultures (± TGFβ)	Hepion	1-2 days	30-50% ↓ collagen secretion	Fibronectin secretion ↓ Fibrotic gene expression ↓

Nasdaq: HEPA

13 Nasdaq: HEPA Single Ascending Dose (SAD) Study (CTRV - CRV431 - 101) Objectives • To evaluate the safety and tolerability of single oral doses of CRV431 at increasing dose levels • To evaluate the pharmacokinetics of CRV431 Design • Randomized, Partially blinded, Placebo - controlled, sequential SAD Study in healthy volunteers N = 32 (24 CRV431; 8 Placebo) CRV431 525 mg CRV431 375 mg CRV431 225 mg CRV431 75 mg SAD Healthy Subjects

14 Nasdaq: HEPA Dose T max , h (range) C max , ng/mL (SD) AUC 0 - inf , ng*h/mL (SD) t½, h (SD) 75 mg 4 (2 - 10) 334 ± 106 20,917 ± 3,780 73.6 ± 15.2 225 mg 1.3 (1 - 2) 1,368 ± 221 84,422 ± 32,373 97.3 ± 18.4 375 mg 1.5 (1 - 3) 1,488 ± 176 103,833 ± 30,916 110.8 ± 36.2 525 mg 1 (1 - 1) 1,655 ± 250 102,087 ± 43,612 98.5 ± 24.1 • Drug exposure is linear up to 375mg (r 2 =0.914) • Pharmacokinetic profile supports once daily dosing. CRV431 Mean Pharmacokinetic Parameters

15 Nasdaq: HEPA Safety Profile and Conclusions Safety Profile • No SAE’s were reported in the SAD Study • AE’s from the SAD study have been mild to moderate and mostly unrelated to study drug • There were no Grade 3 or Grade 4 laboratory abnormalities • Vital signs and ECGs were unremarkable Conclusions • In the SAD doses were tested up to 525 mg with no concerns • The collective data from the SAD demonstrate a favorable pharmacological, pharmacokinetic, and safety profile for CRV431 with acceptable safety margins that support the proposed clinical development program SAD Study

16 Nasdaq: HEPA CRV431 Advantages in Treating Liver Disease • Cyclophilin inhibitor (inhibits peptidyl prolyl isomerase) • Broad range of liver - protective mechanisms (pleiotropic) due to targeting multiple cyclophilins • The only investigational drug targeting both viral hepatitis and liver disease • Later - stage disease focus (fibrosis, HCC) differentiates CRV431 from many NASH compounds in development • Accumulates to 5 - fold higher concentrations in the liver compared to blood • Excellent safety profile in preclinical and clinical studies is backed up by approximately 35 years of cyclosporine A experience Of the histologic features of NASH, fibrosis is considered the strongest predictor of adverse clinical outcomes, including liver - related death. … the FDA encourages sponsors to focus drug development on the area of greatest need and potential effect on health (i.e., non - cirrhotic NASH with liver fibrosis). Steatohepatitis With Liver Fibrosis: Developing Drugs for Treatment FDA Guidance for Industry, December 2018

Clinical Timelines/Events

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2019

- ✓ NASH IND, authorization to proceed
- ✓ Initiated Clinical 28-day study, oral CRV431 escalating dose, once daily repeat doses

2020

H1

- Data from Clinical 28-day study, oral CRV431 Multiple Ascending Dose (MAD), once daily
- Initiate Phase 2 NASH biomarker pilot study, 1-month CRV431 repeat dose

Q3

- Data from Phase 2 NASH pilot study, 1 month, CRV431 repeat dose

2020/2021

Q4/Q1

- Initiate Phase 2 NASH, approx. 100 subjects, CRV431 orally, once daily for 24 weeks

Nasdaq: HEPA

HEPION PHARMACEUTICALS

Non-Clinical Events

18

2019

✓ Data from Human Precision Cut Liver Slice culture

2019

H2

- Data from In-house *in vitro* - stellate cells
- Ongoing Mode of Action studies, ongoing and collaborations

Q4

✓ Data from rat thioacetamide, fibrosis study
✓ Data from NASH Western Diet, fibrosis study
- Data from Precision Cut Liver Slices (PCLS, Part B), UK, fibrosis study

2020

Q1

- Initiate chronic dosing safety, animals (rat and monkey),

Q2

- Data from NASH Western Diet, *in vivo* model, TSRI, HCC
- Data from HCC xenograft model

H2

- Data from chronic dosing safety, animals (rat and monkey),
- Data from Diamond NASH mice
- Data from cyclophilin knockout animal models for NASH/HCC

Nasdaq: HEPA

HEPION PHARMACEUTICALS

19 Nasdaq: HEPA Thank You Corporate Contact: Robert Foster rfoster@hepionpharma.com Investor Relations: Stephen Kilmer skilmer@hepionpharma.com Tel: 646.274.3580